SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2013

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (214) 574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 30, 2013, Global Power Equipment Group Inc. (“Global Power”) completed an acquisition of the issued and outstanding shares of capital stock (the “Shares”) of Hetsco Holdings, Inc., a Delaware corporation (“Hetsco Holdings”), pursuant to the terms of the Stock Purchase Agreement (the “Purchase Agreement”), dated as of April 30, 2013, by and among Global Power, Hetsco Holdings, the stockholders of Hetsco Holdings as sellers (the “Sellers”) and Platte River Ventures II, L.P., a Delaware limited partnership, in its capacity as Sellers’ representative. Global Power had no prior material relationship with any of the parties to the transaction.

Global Power purchased the Shares for $32.5 million in cash (the “Purchase Price”), subject to certain adjustments as provided for in the Purchase Agreement. Pursuant to the Purchase Agreement, (i) $2.75 million of the Purchase Price was placed in an escrow account in order to satisfy any indemnification obligations of the Sellers, to be eligible for release after 15 months (less any pending indemnification claims or amounts previously paid); and (ii) $800,000 of the Purchase Price was placed in an escrow account to be eligible for release upon determination of the final Purchase Price, as adjusted in accordance with the Purchase Agreement. Global Power funded the Purchase Price through a combination of cash on hand and a $30.0 million draw on its existing revolving credit facility.

The Purchase Agreement also contains customary representations, warranties and covenants, including non-competition and non-solicitation provisions and indemnification provisions.

Hetsco Holdings is the parent company of Hetsco, Inc., a global provider of mission critical brazed aluminum heat exchanger repair, maintenance, and safety services to the industrial gas, liquefied natural gas, and petrochemical industries. Global Power plans to operate Hetsco Holdings as part of its Services Division, which is headquartered in Atlanta, Georgia.

Global Power’s press release, issued on May 1, 2013 announcing the completion of this transaction, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed under cover of Form 8-K/A as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed under cover of Form 8-K/A as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2013

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
General Counsel, Secretary and
Vice President of Business Development

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 1, 2013